-----------------------------------
DELAWARE GROUP
-----------------------------------
PREMIUM FUND
-----------------------------------
INTERNATIONAL EQUITY
-----------------------------------
SERIES
-----------------------------------
















SEMI-ANNUAL REPORT
------------------
JUNE 30, 1999





















DELAWARE (SM)
INVESTMENTS
=====================
Philadelphia o London

July 20, 1999

Dear Policy Holder:

During the first half of 1999, investors started paying closer attention to less-expensive international stocks. As countries like Brazil and Japan showed signs of turning the corner, the dominance of growth investments began to wane, benefiting many value stocks. Regardless, international and global equity investments delivered positive returns for the first six months of fiscal 1999.

                                                              Six-Month Returns
                                                             Ended June 30, 1999
Standard & Poor's 500 Index                                       +12.38%
Morgan Stanley Europe, Australia, Far East (EAFE) Index            +4.11%
Morgan Stanley World Index                                         +8.69%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. The Standard & Poor's 500 Index is composed of 500 large U.S. company stocks, while the Morgan Stanley EAFE Index consists of international equity stocks. The unmanaged Morgan Stanley World Index includes U.S. market performance as well as international equity performance. All returns stated in U.S. dollars. A direct investment in an unmanaged index is not possible.

   The United States' Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time during the first six months of our fiscal year. While many on Wall Street heralded these milestones, it is important to recognize that large "blue chip" companies primarily drove the run-up of these indexes, while medium size and smaller stocks have remained on the sidelines. Key factors, however, that led to the narrow market of the last three to four years appeared to be changing. We believe this change has been spurred by improved international economic growth. Anecdotal evidence and official government statistics from virtually all corners of the globe point to economic recovery.

   Growing investor confidence in the recovery of many worldwide economies boosted the performance of foreign commodity issues, including oil, utility and paper companies. Rising demand from recovering world markets and the intervention of OPEC, an intergovernmental organization working to bring stability to the petroleum market, contributed to higher oil prices.

   During the first quarter of '99, Japan's economy, the world's second largest, grew 1.9%, reversing a trend of five consecutive quarters of contraction (source: Bloomberg). Despite this encouraging news, we still believe the road to economic recovery in Japan will be long and difficult. We will continue to monitor the progress of economic recovery in Japan, while searching for select companies that we think offer reasonably priced stocks.

   In the coming months, we believe the international market will be relatively more stable. The United Kingdom, in our opinion, offers significant promise for investors, although we believe that the Sterling, the country's currency, is slightly overvalued. We also continue to see value in Australia and New Zealand, which have benefited from growing investor interest in commodity-based stocks.

   After a tumultuous period like we have encountered recently, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. If your annuity is well diversified among a variety of asset classes, you should be well positioned for whatever opportunities the international market brings for the remainder of the year. We thank you for your confidence in Delaware Investments.

Sincerely,


/s/ Wayne A. Stork                         /s/ David K. Downes
---------------------------                ------------------------------------
Wayne A. Stork                             David K. Downes
Director of the Fund                       President and Chief Executive Officer
Chairman, Delaware Investments             Delaware Investments Family of Funds
 Family of Funds

   For the six-month period ended June 30, 1999, the Delaware Group Premium Fund International Equity Series gained 8.30%, outperforming its benchmark, the Morgan Stanley EAFE Index, which returned 4.11%.

   Uncertain of the Euro's prospects, the managers focused on countries that did not participate in the European Monetary Union convergence. The U.K. remained the Series' largest country allocation. As countries like Brazil and Japan showed signs of recovery, the dominance of growth investments began to wane, benefiting many cyclical industries and value stocks in which the Portfolio was invested. Throughout the first half of this year, Japan experienced a modest economic recovery that drove stock prices higher. Although investments in less expensive Japanese stocks benefited the Series' performance, it was difficult to keep pace with the benchmark and its more substantial allocation to the Japanese market.

   Investor confidence in the recovery of worldwide economies boosted the performance of commodities issues, including oil, utility, and paper companies. Heavy investments in Australia, New Zealand and other countries whose performance benefited from growing investor interest in commodity-based stocks contributed to total returns.

   In the coming months, we believe the Series' country allocations should remain relatively stable. Despite recent encouraging economic growth figures, the managers view the Japanese market as overvalued and subject to a long and difficult recovery. For this reason, we do not currently anticipate increasing our allocation to Japan. The U.K. appears to offer attractively valued stocks and we believe it will continue to be the largest allocation in International Equity Series for the near future. Should global economies continue to demonstrate stronger growth, investors may remain focused on a broader base of companies, including reasonably priced value stocks like those held in the Series.

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
June 30, 1999 (Unaudited)

                                                                    Market
                                                          Number     Value
                                                        of Shares   (U.S. $)
   COMMON STOCK-95.80%
   Australia-11.75%
   Amcor Limited ................................       1,415,000 $ 7,905,279
   CSR Limited ..................................       1,904,966   5,474,644
   Foster's Brewing Group .......................       2,411,051   6,829,626
   National Australia Bank ......................         393,757   6,548,671
   Orica ........................................         599,900   3,292,838
                                                                  -----------
                                                                   30,051,058
                                                                  -----------
   Belgium-1.66%
   Electrabel ...................................          13,115   4,248,670
                                                                  -----------
                                                                    4,248,670
                                                                  -----------
   France-8.63%
   Alcatel Alsthom ..............................          38,015   5,370,664
   Compagnie de Saint Gobain ....................          34,299   5,484,667
   Elf Aquitaine ................................          43,583   6,418,926
  +Societe Generale .............................          27,108   4,794,904
                                                                  -----------
                                                                   22,069,161
                                                                  -----------
   Germany-10.17%
  +Bayer ........................................         134,600   5,621,199
   Bayerische Hypo-und Vereinsbank ..............          60,900   3,889,044
   Continental ..................................         117,200   2,814,206
   Rheinisch Westfaelisches Elek ................         146,000   6,784,839
   Siemens ......................................          89,050   6,894,073
                                                                  -----------
                                                                   26,003,361
                                                                  -----------
   Hong Kong-3.34%
   Hong Kong Electric ...........................         810,000   2,609,973
   Wharf (Holdings) Limited .....................       1,900,000   5,926,250
                                                                  -----------
                                                                    8,536,223
                                                                  -----------
   Japan-15.63%
   Canon ........................................         115,000   3,307,437
  +Eisai Limited ................................         250,000   4,927,684
   Hitachi ......................................         888,000   8,329,584
  +Kinki Coca-Cola Bottling .....................         177,000   3,071,900
   Koito Manufacturing ..........................         596,000   2,699,239
   Matsushita Electric Industrial ...............         371,000   7,205,369
   Nichido Fire & Marine ........................         783,000   4,031,478
   West Japan Railway ...........................           1,669   6,400,130
                                                                  -----------
                                                                   39,972,821
                                                                  -----------
   Malaysia-0.74%
   Oriental Holdings Berhad .....................         510,720   1,397,760
   Sime Darby Berhad ............................         380,000     498,000
                                                                  -----------
                                                                    1,895,760
                                                                  -----------
-----------------
Top 10 holdings, representing 29.86% of net assets, are in bold.

                                                                       Market
                                                          Number        Value
                                                        of Shares      (U.S. $)

   COMMON STOCK (Continued)
   Netherlands-4.42%
   Elsevier .....................................         199,500   $  2,322,928
   Koninklijke Van Ommeren ......................          60,100      1,816,342
   Royal Dutch Petroleum ........................          63,000      3,703,644
   Unilever .....................................          51,286      3,468,825
                                                                    ------------
                                                                      11,311,739
                                                                    ------------
   New Zealand-2.52%
   Carter Holt Harvey Limited ...................       1,187,800      1,430,934
  +Telecom Corporation of New Zealand ...........       1,164,193      5,026,642
                                                                    ------------
                                                                       6,457,576
                                                                    ------------
   Singapore-0.66%
   Jardine Matheson Holdings Limited ............         336,622      1,683,110
                                                                    ------------
                                                                       1,683,110
                                                                    ------------
   Spain-7.11%
   Banco Santander Central
    Hispano Americano ...........................         733,492      7,667,559
  +Iberdrola ....................................         197,800      3,023,759
  +Telefonica de Espana .........................         154,924      7,489,778
                                                                    ------------
                                                                      18,181,096
                                                                    ------------
   United Kingdom-29.17%
   Bass .........................................         436,964      6,363,729
   BG ...........................................         867,647      5,318,071
   Blue Circle Industry .........................         918,236      6,121,017
   Boots ........................................         433,200      5,177,069
   British Airways ..............................         889,471      6,125,857
   Cable & Wireless .............................         556,000      7,087,889
  *Centrica .....................................         630,000      1,486,899
   GKN ..........................................         482,000      8,263,737
   Glaxo Wellcome ...............................         214,470      5,965,846
   Great Universal Stores .......................         438,000      4,905,984
   Rio Tinto ....................................         522,100      8,703,967
   Taylor Woodrow ...............................       1,365,000      3,943,514
   Unigate ......................................         808,000      5,140,626
                                                                    ------------
                                                                      74,604,205
                                                                    ------------
   Total Common Stock
    (cost $195,761,726) .........................                    245,014,780
                                                                    ------------

                                                          International Equity-1

International Equity Series
Statement of Net Assets (Continued)


                                                                     Market
                                                        Principal    Value
                                                         Amount     (U.S.$)
REPURCHASE AGREEMENTS-2.67%
With Chase Manhattan 4.65% 7/1/99
   (dated 6/30/99, collateralized by $1,186,000
   U.S. Treasury Notes 5.375% due 2/15/01,
   market value $1,204,017 and
   $593,000 U.S. Treasury Notes 4.65%
   due 9/30/01, market value $609,435 and
   $508,000 U.S. Treasury Notes 6.125%
   due 12/31/01, market value $511,690) .............  $2,268,000  $2,268,000
With J.P. Morgan Securities 4.70% 7/1/99
   (dated 6/30/99, collateralized by
   $655,000 U.S. Treasury Notes 6.375%
   due 8/15/02, market value $679,519 and
   $593,000 U. S. Treasury Notes 6.25%
   due 8/31/02, market value $611,304 and
   $410,000 U.S. Treasury Notes 5.75%
   due 11/30/02, market value $411,242 and
   $593,000 U.S. Treasury Notes 5.50%
   due 1/31/03, market value $598,911) ..............   2,253,000   2,253,000

                                                                     Market
                                                        Principal    Value
                                                         Amount     (U.S.$)
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.80% 7/1/99
   (dated 6/30/99, collateralized by
   $560,000 U.S. Treasury Bills 7.125%
   due 2/29/00, market value $579,421 and
   $593,000 U.S. Treasury Notes 5.625%
   due 11/30/00, market value $595,543
   and $1,186,000 U.S. Treasury Notes 5.75%
   due 11/30/02, market value $1,186,390) ...........  $2,313,000  $2,313,000
                                                                   ----------
Total Repurchase Agreements
   (cost $6,834,000) ................................              $6,834,000
                                                                   ----------


TOTAL MARKET VALUE OF SECURITIES-98.47% (cost $202,595,726) ...  $251,848,780

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.53% .........     3,908,444
                                                                 ------------
NET ASSETS APPLICABLE TO 14,671,606 SHARES
   ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $17.43 PER SHARE-100.00% .....................  $255,757,224
                                                                 ============
COMPONENTS OF NET ASSETS AT JUNE 30, 1999:
Common stock, $0.01 par value, 1,000,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to the Series ....................................  $200,625,127
Undistributed net investment income** .........................     4,345,343
Accumulated net realized gain on investments ..................     1,533,724
Net unrealized appreciation of investments and
   foreign currencies .........................................    49,253,030
                                                                 ------------
Total net assets ..............................................  $255,757,224
                                                                 ============
----------------
 *Non-income producing security for the period ended June 30, 1999. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

                             See accompanying notes


                                                          International Equity-2

Delaware Group Premium Fund, Inc.-
International Equity Series
Statement of Operations
Period Ended June 30, 1999
(Unaudited)


INVESTMENT INCOME:
Dividends .............................................       $ 4,738,830
Interest ..............................................           316,517
Foreign tax withheld ..................................          (458,909)
                                                              -----------
                                                                4,596,438
                                                              -----------
EXPENSES:
Management fees .......................................           968,606
Accounting fees and salaries ..........................            63,449
Reports and statements to shareholders ................            38,440
Professional fees .....................................            12,800
Taxes (other than taxes on income) ....................             6,060
Registration fees .....................................             5,950
Custodian fees ........................................             5,000
Dividend disbursing and transfer agent fees
   and expenses .......................................             3,512
Directors' fees .......................................             2,141
Other .................................................             6,704
                                                              -----------
                                                                1,112,662
                                                              -----------

Less expenses absorbed or waived ......................            (9,643)
Less expenses paid indirectly .........................            (2,869)
                                                              -----------
Total expenses ........................................         1,100,150
                                                              -----------

NET INVESTMENT INCOME .................................         3,496,288
                                                              -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
   Investments ........................................         2,397,454
   Foreign currencies .................................         1,202,397
                                                              -----------
Net realized gain                                               3,599,851
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currencies .........................................        13,278,957
                                                              -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCIES ..............        16,878,808
                                                              -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................       $20,375,096
                                                              ===========
                             See accompanying notes

Delaware Group Premium Fund, Inc.-
International Equity Series
Statements of Changes in Net Assets

                                                      Period Ended     Year
                                                         6/30/99      Ended
                                                       (Unaudited)   12/31/98
                                                      ------------ ------------
INCREASE IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..........................     $  3,496,288  $  5,415,775
Net realized gain on investments and
   foreign currencies ..........................        3,599,851     1,031,088
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currencies ..........................       13,278,957    14,401,533
                                                     ------------  ------------
Net increase in net assets resulting
   from operations .............................       20,375,096    20,848,396
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..........................       (5,284,951)   (7,631,302)
Net realized gain on investments ...............         (385,980)           --
                                                     ------------  ------------
                                                       (5,670,931)   (7,631,302)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ......................       59,671,854    66,971,858
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments .........................        5,670,931     7,631,302
                                                     ------------  ------------
                                                       65,342,785    74,603,160
Cost of shares repurchased .....................      (67,825,767)  (43,147,474)
                                                     ------------  ------------
Increase in net assets derived from
   capital share transactions ..................       (2,482,982)   31,455,686
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .....................       12,221,183    44,672,780
                                                     ------------  ------------
NET ASSETS:
Beginning of period ............................      243,536,041   198,863,261
                                                     ------------  ------------
End of period ..................................     $255,757,224  $243,536,041
                                                     ============  ============
                             See accompanying notes


                                                          International Equity-3

Delaware Group Premium Fund, Inc.-International Equity Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                            Six Months
                                                           Ended 6/30/99                   Year Ended December 31,
                                                          (Unaudited)(1)    1998        1997         1996        1995         1994
                                                          -------------------------------------------------------------------------
Net asset value, beginning of period .....................    $16.480     $15.520      $15.110     $13.120      $11.840     $11.620

Income from investment operations:
Net investment income(2) .................................      0.235       0.386        0.359       0.557        0.419       0.220
Net realized and unrealized gain on investments
   and foreign currencies ................................      1.097       1.169        0.596       1.966        1.191       0.080
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations .........................      1.332       1.555        0.955       2.523        1.610       0.300
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions:
Dividends from net investment income .....................     (0.356)     (0.595)      (0.545)     (0.420)      (0.240)     (0.070)
Distributions from net realized gain on investments ......     (0.026)       none         none      (0.113)      (0.090)     (0.010)
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions ........................     (0.382)     (0.595)      (0.545)     (0.533)      (0.330)     (0.080)
                                                              -------     -------      -------     -------      -------     -------
Net asset value, end of period ...........................    $17.430     $16.480      $15.520     $15.110      $13.120     $11.840
                                                              =======     =======      =======     =======      =======     =======
Total return .............................................      8.30%      10.33%        6.60%      20.03%       13.98%       2.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................   $255,757    $243,536     $198,863    $131,428      $81,548     $57,649
Ratio of expenses to average net assets ..................      0.89%       0.87%        0.85%       0.80%        0.80%       0.80%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly .......      0.90%       0.88%        0.90%       0.91%        0.89%       1.01%
Ratio of net investment income to average net assets .....      2.83%       2.41%        2.28%       4.71%        3.69%       2.63%
Ratio of net investment income to average net assets
    prior to expense limitation and expenses paid
    indirectly ...........................................      2.82%       2.40%        2.23%       4.60%        3.60%       2.42%
Portfolio turnover .......................................         0%          5%           7%          8%          19%         13%

------------------
(1)Ratios have been annualized and total return has not been annualized.
(2)Per share information for the years ended December 31, 1997 and 1998 and the period ended June 30, 1999 was based on the average shares outstanding method.

                             See accompanying notes



                                                          International Equity-4

Delaware Group Premium Fund, Inc.-International Equity Series
Notes to Financial Statements
June 30, 1999 (Unaudited)

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 17 series: the Aggressive Growth Series, the Capital Reserves Series, the Cash Reserve Series, the Convertible Securities Series, the Delaware Balanced Series (formerly the Delaware Series), the DelCap Series, the Delchester Series, the Devon Series, the Emerging Markets Series, the Global Bond Series, the Growth and Income Series (formerly the Decatur Total Return Series), the International Equity Series, the REIT Series, the Small Cap Value Series, the Social Awareness Series, the Strategic Income Series, and the Trend Series. These financial statements and the related notes pertain to the International Equity Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The International Equity Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $2,869 for the period ended June 30, 1999. The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the following rates: 0.85% of the first $500 million of average daily net assets of the series, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on the average daily net assets over $2,500 million. These rates became effective May 1, 1999. The old management fee was calculated at the rate of 0.75% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DIAL has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.95% of average daily net assets of the Series through October 31, 1999.




                                                          International Equity-5

International Equity Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On June 30, 1999, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing                Other
     Investment              transfer agent,                expenses
     management              accounting fees                 payable
   fee payable to           and other expenses               to DMC
      DIAL                    payable to DSC              and affiliates
   --------------          -------------------            --------------
     $179,122                     $6,956                      $24,456

Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended June 30, 1999, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .....................................              -
   Sales .........................................     $6,448,355

The cost of investments for federal income tax purposes approximates the cost for book purposes. At June 30, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for the Series were as follows:

                       Aggregate        Aggregate
     Cost of          unrealized       unrealized        Net unrealized
   investments       appreciation     depreciation        appreciation
   -----------       ------------     ------------       --------------
   $202,595,726       $57,495,503     ($8,242,449)        $49,253,054

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

             Year of
           expiration
              2005
           ----------
           $477,750

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                        Shares issued upon
                                                                   reinvestment of distributions
                                                                       from net investment
                                                                     income and net realized           Shares           Net
                                                       Shares sold     gain on investments          repurchased  increase (decrease)
                                                       ----------- ------------------------------   -----------  -------------------
   Period ended June 30, 1999 ....................      3,566,186             356,215                (4,031,454)       (109,053)
   Year ended December 31, 1998 ..................      4,191,375             498,862                (2,725,472)      1,964,765

5. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding at June 30, 1999.


                                                          International Equity-6

International Equity Series
Notes to Financial Statements (Continued)


6. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at June 30, 1999 were as follows:

     Market value of
   securities on loan                                  Collateral
   ------------------                                 ------------
      $18,522,907                                      $19,227,797

Net income from securities lending activities for the period ended June 30, 1999 was $105,716 and is included in interest income on the statement of operations.



                                                         International Equity-7

Delaware Group Premium Fund Inc.-International Equity Series
Proxy Results
(Unaudited)

For the six months ended June 30, 1999, Delaware Premium Fund,
Inc.-International Equity Series shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Delaware Group Premium Fund, Inc. Board of Directors.

                                           Shares    Shares Voted
                                            Voted      Withheld
                                             For       Authority     Abstain
                                         ----------  ------------    -------
   Jeffrey J. Nick ................      13,976,052     889,202         -
   Walter P. Babich ...............      13,945,188     920,065         -
   John H. Durham .................      13,979,123     886,131         -
   Anthony D. Knerr ...............      13,954,354     910,899         -
   Ann R. Leven ...................      13,965,031     900,222         -
   Thomas F. Madison ..............      13,978,477     886,776         -
   Charles E. Peck ................      13,942,063     923,190         -
   Wayne A. Stork .................      13,969,396     895,858         -
   Jan L. Yeomans .................      13,960,563     904,690         -

2. To approve the reclassification of the investment objective from fundamental to non-fundamental.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,681,397     1,293,565     890,291

3. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         13,010,798     1,043,661     810,794

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,894,701      1,516,842    815,588

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,956,342     1,097,744     811,167

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,868,863     1,190,868     805,522

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,819,061     1,506,194     812,999

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,856,729     1,208,670     799,855

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,803,559     1,230,168     831,527

4. To approve a new investment management agreement with Delaware International Advisers Ltd.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         12,819,945     1,481,660     807,749

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Premium Fund, Inc.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         14,042,881       156,767     665,605

6. To approve the restructuring of Delware Group Premium Fund, Inc. from a Maryland Corporation into a Delaware Business Trust.

                                           Shares         Shares      Shares
                                           Voted           Voted       Voted
                                            For           Against     Abstain
                                         ----------     ---------     -------
                                         13,155,415       893,575     816,263


                                                          International Equity-8